UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2003


                            Zhone Technologies, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                     000-50263              94-3333763
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)



                   7001 OAKPORT STREET
                   OAKLAND, CALIFORNIA                          94621
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (Zip Code)


                                 (510) 777-7000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits



99.1 Press Release dated October 16, 2003 regarding financial results of Zhone Technologies, Inc. for the quarter ended September 30, 2003

Item 12.  Results of Operations and Financial Condition.

On October 16, 2003, Zhone issued a press release announcing its financial results for the quarter ended September 30, 2003.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information furnished in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zhone whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 2003                         Zhone Technologies, Inc.

                                                By:    /s/ Morteza Ejabat
                                                   ---------------------------
                                                Name: Morteza Ejabat
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit
   Number                            Description of Exhibit
-------------      -------------------------------------------------------------
99.1               Press release dated October 16, 2003 regarding financial
                   results of Zhone Technologies, Inc. for the quarter ended
                   September 30, 2003